UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2013

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

On July 2, 2012, Duke Energy Corporation completed the merger contemplated by the Agreement and Plan of Merger among Diamond Acquisition Corporation, Duke Energy’s wholly owned subsidiary, and Progress Energy, Inc. Unaudited pro forma condensed combined consolidated financial information for the year ended December 31, 2010, reflecting the merger with Progress Energy, Inc. was previously included in the Registration Statement on Form S-4 of Duke Energy Corporation filed on March 17, 2011 and amended on April 8, 2011, April 25, 2011, May 13, 2011, June 20, 2011 and declared effective by the SEC on July 7, 2011. Unaudited pro forma condensed combined consolidated financial information for the year ended December 31, 2011, was previously included in the Current Report on Form 8-K filed on March 2, 2012. Unaudited pro forma condensed combined consolidated financial information for the year ended December 31, 2012, is attached hereto as Exhibit 99.1.

(d)	Exhibits.

The information exhibits are filed herewith.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: March 7, 2013	By:	/s/ Steven K. Young
	Name:	Steven K. Young

	Title:	Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

4